EXHIBIT 10.9.6

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 20, 2019 between AIR WISCONSIN AIRLINES LLC (the “Borrower”) and HER MAJESTY IN RIGHT OF CANADA (the “Lender”) and further amends that certain Credit Agreement dated as of January 25, 2018, as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 24, 2018 and Amendment No. 2 to Credit Agreement dated as of April 24, 2019, in each case between the Borrower and the Lender (collectively, the “Credit Agreement”).

WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Credit Agreement; and

WHEREAS, in order to amend the Credit Agreement, the parties have agreed to execute this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.        Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended in the following manner:

(a)        The definition of “2017 Credit Agreement” is hereby added as follows:

““2017 Credit Agreement”: the Credit Agreement dated as of June 5, 2017, as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 24, 2018, in each case between the Borrower and the Lender.”

(b)        The definition of “Funding Dates” is hereby deleted in its entirety and replaced with the following:

““Funding Dates”: June 21, 2018, October 30, 2018, November 14, 2018, December 13, 2018, April 30, 2019 and June 21, 2019, which are the dates on which Lender shall fund the Loan under Section 2.01.”

(c)        The definition of “Loan Amount” is hereby deleted in its entirety and replaced with the following:

““Loan Amount”: a total of $26,988,070.00, consisting of $7,925,303 to be advanced on the June 21, 2018 Funding Date, $3,140,786 to be advanced on the October 30, 2018 Funding Date, $1,447,413 to be advanced on the November 14, 2018 Funding Date, $2,684,886 to be advanced on the December 13, 2018 Funding Date, $5,755,207 to be advanced on the April 30, 2019 Funding Date, and $6,034,465 to be advanced on the June 21, 2019 Funding Date.”

(d)        The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following:

““Maturity Date”: June 30, 2022.”

(e)        Subject to Section 2 below, the definition of “Principal Installment Amount” is hereby deleted in its entirety and replaced with the following:

““Principal Installment Amount”: $7,925,303 on the December 1, 2019 Principal Payment Date, $5,755,207 on the July 31, 2021 Principal Payment Date, $7,273,085 on the December 31, 2021 Principal Payment Date and $6,034,475 on the Maturity Date.”

(f)        Subject to Section 2 below, the definition of “Principal Payment Date” is hereby deleted in its entirety and replaced with the following:

““Principal Payment Date”: each of December 1, 2019, July 31, 2021, December 31, 2021 and the Maturity Date; except that any Principal Payment Date that falls on a day which is not a Business Day shall instead occur on the following Business Day.”

Section 2.        Notwithstanding anything to the contrary in the Credit Agreement, and provided no Event of Default has occurred and is continuing, so long as the “Principal Installment Amounts” (as defined in the 2017 Credit Agreement) due on the “Principal Payment Dates” (as defined in the 2017 Credit Agreement) of March 31, 2020 and June 30, 2020 are prepaid on or before December 1, 2019, then Section 1.01 of the Credit Agreement is hereby amended in the following manner:

(a)        The definition of “Principal Installment Amount” is hereby deleted in its entirety and replaced with the following:

““Principal Installment Amount”: $5,755,207 on the July 31, 2021 Principal Payment Date, $7,273,085 on the December 31, 2021 Principal Payment Date, $3,962,651.50 on the March 31, 2022 Principal Payment Date, $3,962,651.50 on the June 30, 2022 Principal Payment Date and $6,034,475 on the Maturity Date.”

(b)        The definition of “Principal Payment Date” is hereby deleted in its entirety and replaced with the following:

““Principal Payment Date”: each of July 31, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and the Maturity Date; except that any Principal Payment Date that falls on a day which is not a Business Day shall instead occur on the following Business Day.”

Section 3.        Ratification. Except as amended hereby, the Credit Agreement continues and shall remain in full force and effect in all respects and each of the parties hereby confirms and ratifies its obligations thereunder. From and after the date hereof, each and every reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” or similar words and phrases referring to the Credit Agreement or any word or phrase referring to a section or provision of the Credit

Agreement is deemed for all purposes to be a reference to the Credit Agreement or such section or provision as amended pursuant to this Amendment.

Section 4.        Counterparts. This Amendment may be signed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

Section 5.        Governing Law. This Amendment shall in all respects be governed by and construed in accordance with the laws of the state of New York, including all matters of construction, validity and performance.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

AIR WISCONSIN AIRLINES LLC, as Borrower

By:	/s/ C. R. Deister

Name:	Christine R. Deister
Title:	CEO

HER MAJESTY IN RIGHT OF
CANADA, as Lender

By:	/s/ Brian Craig

Name:	Brian Craig
Title:	Sr. Special Risks Manager

By:	/s/ Geoff Bleich

Name:	Geoff Bleich
Title:	Special Risks Manager